063502
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COMMON STOCK                                                        COMMON STOCK

              [GRAPHIC LOGO         AMERICAN
               OMITTED]              RIVER
                                   BANKSHARES

[ 10            ]                                           [                  ]


INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR CERTAIN
OF THE STATE OF CALIFORNIA                              DEFINITIONS AND A
                                                        STATEMENT AS TO THE
                                                        RIGHTS, PREFERENCES,
                                                        PRIVILEGES AND
                                                        RESTRICTIONS OF SHARES

                                                        CUSIP 029326 10 5

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                            AMERICAN RIVER BANKSHARES

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its dually authorized officers.

                               CERTIFICATE STOCK


Dated
                            AMERICAN RIVER BANKSHARES
                                  INCORPORATED
                                      JAN.
                                       24,
                                      1995
                                   CALIFORNIA
                                        *
/s/ STEPHEN H. WAKS                              /s/ DAVID T. TABER
SECRETARY                                        PRESIDENT AND CHIEF EXECUTIVE
                                                 OFFICER


                                                 COUNTERSIGNED AND REGISTERED:
                                                 U.S. STOCK TRANSFER CORPORATION
                                                 (GLENDALE, CA)
                                                 TRANSFER AGENT AND REGISTRAR

                                                 BY:
                                                    ----------------------------
                                                            AUTHORIZED SIGNATURE

================================================================================

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

[REVERSE SIDE OF STOCK CERTIFICATE]

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preference and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations therefore, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out if full according to applicable laws or regulations:

TEN COM   -- as tenants in common          UNIF GIFT MIN ACT       Custodian
TEN ENT   -- as tenants by the entireties                   ---------------------------------
JT TEN    -- as joint tenants with right                    (Cust)                (Minor)
             of survivorship and not as                     Under Uniform Gifts to Minors
             tenants in common                              Act
                                                               ------------------------------
                                                                        (State)
                                           UNIF TRF MIN ACT        Custodian (Until age......)
                                                            ---------------------------------
                                                            (Cust)

                                                                       Under Uniform Transfer
                                                            ---------------------------------
                                                              (Minor)
                                                            To Minors Act
                                                                         --------------------
                                                                             (State)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED_________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFICATION NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated:
      -------------------


                                 -----------------------------------------------
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULARLY, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:




---------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AND APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad 15.

                                       80